EXHIBIT 10 (a)


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into on May 12, 2000, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Dyersburg"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), DYERSBURG FABRICS INC., a Tennessee corporation ("DFI"), UNITED KNITTING, INC., a Tennessee corporation ("UKI"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("United Knitting"), IQUE, INC., a Tennessee corporation ("IQUE, Inc."), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQUE"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"), and AIH INC., a Delaware corporation ("AIH") (each of the foregoing individually referred to hereinafter as a Borrower and collectively as "Borrowers"); various financial institutions that are parties to the Loan Agreement (as defined below) ("Lenders"); CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, in its capacity as administrative agent for the Lenders (together with its successors in such capacity, "Administrative Agent"); and FLEET NATIONAL BANK, a national bank formerly known as BankBoston, N.A., in its capacity as collateral agent for the Lenders (together with its successors in such capacity, "Collateral Agent"; Administrative Agent and Collateral Agent sometimes collectively referred to hereinafter as "Agents").

                                    RECITALS:

         Borrowers, Agents and Lenders are parties to a certain Loan and Security Agreement dated August 17, 1999 (the "Loan Agreement"), pursuant to which Lenders have made loans and other extensions of credit to Borrowers.

         Concurrently with the execution of this Amendment, Borrowers are entering into a Forbearance Agreement with Agents and Lenders (the "Forbearance Agreement"), pursuant to which Agents and Lenders have agreed to forbear from exercising certain remedies available to Agents and Lenders under the Loan Agreement as a consequence of Borrowers' defaults thereunder.

         As a condition to their willingness to enter into the Forbearance Agreement, Agents and Lenders have required that Borrowers execute this Amendment.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.


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         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

         (a) By deleting the definitions of "Due from Factor Report," "Eligible Factored Amounts," "Federal Funds Rate," "Letter of Credit Accommodations," "Mortgages," "Obligations," "Real Property," "Reference Bank," and "Value" from
Section 1 of the Loan Agreement and by substituting the following new definitions in lieu thereof, in proper alphabetical sequence:

                  "Due from Factor Report" shall mean a report prepared by Borrowers that reflects the amount of Factored Accounts as of the date of the report and the aggregate amount standing to the credit of Borrowers from all Factors as of such date.

                  "Eligible Factored Amounts" shall mean, on any date of determination thereof, an amount equal to the aggregate balance standing to the credit of Borrowers as reflected on a Due From Factor Report delivered to Agents by Borrowers on or within one (1) Business Day prior to such date, or, in the absence of such timely delivery of a Due From Factor Report, an amount that is either determined by Agents in their sole and absolute discretion or, at Agents' election, represents the aggregate amount reflected on the most recent Factor Status Statements as the aggregate balance standing to the credit of Borrowers from Factors minus the sum of any fees, commissions, reserves or other charges due from a Borrower to any Factor on such date under its Factoring Agreement.

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate per annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in Atlanta, Georgia by the Federal Reserve Bank of Atlanta, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Collateral Agent from three
         (3) federal funds brokers of recognized standing selected by Collateral Agent.

                  "Letter of Credit Accommodations" shall mean the Letters of Credit, merchandise purchase or other guaranties which are from time to time either (a) issued or opened by Congress for the account of any Borrower or any other Obligor or (b) with respect to which Congress has agreed to indemnify the issuer or guaranteed to the issuer the performance by a Borrower of its obligations to such issuer.

                  "Mortgages" shall mean, individually and collectively, each of the following: (i) the North Carolina Deed of Trust, Security Agreement and Assignment of Rents executed by Alamac in favor of Collateral Agent with respect to the Real Property and related assets of Alamac located in Martin County, North Carolina,(ii) the North Carolina Deed of Trust, Security Agreement and Assignment of Rents executed by Alamac in favor of Collateral Agent with respect to the Real Property and related assets of Alamac located in Bladen County, North Carolina, (iii) the North Carolina Deed of Trust, Security Agreement and Assignment of Rents executed by Alamac in favor of Collateral Agent with respect to the Real Property and related assets of Alamac located in Robeson County, North Carolina, (iv) the North Carolina Deed of Trust, Security Agreement and Assignment of Rents executed by Alamac in favor of Collateral Agent with respect to the Real Property and related assets of Alamac located in Sampson County, North Carolina, (v) the Tennessee Deed of Trust, Security Agreement and Assignment of Rents executed by DFLP in favor of



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         Collateral Agent with respect to the Real Property and related assets of DFLP located in Dyer County, Tennessee, (vi) the Tennessee Deed of Trust, Security Agreement and Assignment of Rents executed by DFLP in favor of Collateral Agent with respect to the Real Property and related assets of DFLP located in Gibson County, Tennessee, (vii) the Tennessee Deed of Trust, Security Agreement and Assignment of Rents executed by DFLP in favor of Collateral Agent with respect to the Real Property and related assets of DFLP located in Bradley County, Tennessee, (viii) the Tennessee Leasehold Deed of Trust and Security Agreement executed by DFLP in favor of Collateral Agent with respect to DFLP's leasehold interest in the Real Property of DFLP located in Dyer County, Tennessee and (ix) any other mortgage or deed of trust at any time executed by any Obligor in favor of Collateral Agent to secure any of the Obligations.

                  "Obligations" shall mean any and all Revolving Loans, the Term Loan, all Settlement Loans, Letter of Credit Accommodations, all Extraordinary Expenses, and all other obligations, liabilities and indebtedness of every kind, nature and description owing by any or all Obligors to either or both Agents, any Lender and/or any Affiliates of either or both Agents or any Lender (including any indebtedness of any Obligor to either or both Agents or Congress arising from any indemnities or other assurances of payment that are given at any time by either or both Agents or Congress to another Person with respect to any Letters of Credit or cash management arrangements for any Borrower) and, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or any of the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the Original Term or any Renewal Term of this Agreement or after the commencement of any case with respect to any Obligor under the Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by either or both Agents or any Lender.

                  "Real Property" shall mean all now owned and hereafter acquired real property of any Borrower, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets more particularly described in the Mortgages.

                  "Reference Bank" shall mean Fleet National Bank, or such other bank as Agents may from time to time designate.

                  "Value" shall mean, as determined by Collateral Agent in good faith, with respect to Inventory, the lower of (a) cost computed on a first-in-first-out basis in accordance with GAAP or (b) market value.



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         (b) By changing the reference to "Real Estate" wherever it appears in the Loan Agreement to "Real Property"; by deleting the reference to "Section 2.2(e)" that is contained in "Section 2.2(f)" of the Loan Agreement and by inserting in lieu thereof a reference to "Section 2.2(f)"; by deleting the reference to "four (4)" that is contained in Section 3.1(e)(vi) of the Loan Agreement and by substituting in lieu thereof a reference to "six (6)"; by adding a closed parentheses after the language "tax duty and refund" in Section 5.1(b) of the Loan Agreement; by deleting the reference to "Agent" that is contained in Section 7.5(iv) of the Loan Agreement and by substituting in lieu thereof a reference to "Collateral Agent"; by changing the reference to "Information Certificate" wherever it appears in the Loan Agreement to "Information Certificates"; by deleting the reference to "without the prior written consent of Agents" that is contained in Section 9.16 of the Loan Agreement and by substituting in lieu thereof a reference to "without the prior written consent of Required Lenders"; by deleting Exhibit F to the Loan Agreement and by substituting in lieu thereof a new Exhibit F in the form attached to this Amendment.

         (c) By deleting Sections 7.2(d) and 7.2(e) of the Loan Agreement and by inserting in lieu thereof the following news Section 7.2(d) and 7.2(e):

                  (d) Collateral Agent shall have the right at any time or times, in Collateral Agent's name or in the name of a nominee of Collateral Agent, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

                  (e) Borrowers shall deliver or cause to be delivered to Collateral Agent, with appropriate endorsement and assignment, with full recourse to Borrowers, all chattel paper and instruments which any Borrower now owns or may at any time acquire immediately upon any Borrower's receipt thereof, except as Collateral Agent may otherwise agree.

         (d) By deleting subsection (ii) of Section 9.11 of the Loan Agreement and by substituting the following new language in lieu thereof:

                  (ii)(a) Upstream Payments and (b) so long as no Event of Default exists or would result therefrom, dividends payable solely in shares of capital stock to another Borrower or Guarantor.

         (e) By deleting Section 11.9(a) of the Loan Agreement and by substituting the following new Section 11.9(a) in lieu thereof:


                  (a) No amendment or modification of any provision of this Agreement shall be effective without the prior written agreement of the Required Lenders and Borrowers, and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required Lenders; provided, however, that, (i) without the prior written consent of Collateral Agent, no amendment or waiver shall be effective with respect to any provision in any of the Financing Agreements (including this SECTION 11), to the extent such provision relates to the rights, duties or immunities of Collateral Agent; (ii) without the prior written consent of Administrative Agent, no amendment or waiver shall be effective with respect to any provision in any of the Financing Agreements (including THIS SECTION 11), to the extent such provision relates to the rights, duties or immunities of Administrative Agent; (iii) without the prior written consent of Congress, no waiver or amendment with respect to the provisions of
         SECTION 2.2 OR 6.1(C) shall be effective; (iv) without the prior consent of all Lenders, no waiver of any Default or Event of Default



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         shall be effective if the Default or Event of Default relates to
         Borrower's failure to observe or perform any covenant that may not be amended without the unanimous written consent of Lenders as hereinafter set forth in this SECTION 11.9; and (v) the written agreement of all Lenders (except defaulting Lenders as provided in SECTION 6.2 of this Agreement) shall be required to effectuate any amendment, modification or waiver that would (a) alter the provisions of SECTIONS 2.1(A), 3.1(F), 6.9, 10, 11 or 14, the definitions of "Availability Reserve," and the other defined terms used in such definitions, "Pro Rata," "Required Lenders" or any provision of this Agreement obligating Agents to take certain actions at the direction of the Required Lenders, or any provision of any of the Financing Agreements regarding the Pro Rata treatment or obligations of Lenders; (b) increase or otherwise modify any provision of any Lender's Commitment (other than to reduce proportionately each Lender's Commitment in connection with any overall reduction in the amount of this Agreement); (c) alter or amend (other than to increase) the rate of interest payable in respect of the Loans (except as may be expressly authorized by the Financing Agreements or as may be necessary, in Collateral Agent's judgement, to comply with Applicable Law); (d) waive or agree to defer collection of any fee, termination charge or other charge provided for under any of the Financing Agreements (except to the extent that the Required Lenders agree after and during the continuance of any Event of Default to a waiver or deferral of any termination charge provided for in SECTION
         14.1 hereof) or the unused line fee in Section 3 hereof; (e) subordinate the payment of any of the Obligations to any other debt or the priority of any Liens granted to Collateral Agent under any of the Financing Agreements to Liens granted to any other Person, except as currently provided in or contemplated by the Financing Agreements in connection with Borrowers' incurrence of permitted purchase money debt, and except for Liens granted by an Obligor to financial institutions with respect to amounts on deposit with such financial institutions to cover returned items, processing and analysis charges and other charges in the ordinary course of business that relate to deposit accounts with such financial institutions; (f) alter the time or amount of repayment of any of the Loans or waive any Event of Default resulting from nonpayment of the Loans on the due date thereof (or within any applicable period of grace); (g) forgive any of the Obligations, except any portion of the Obligations held by a Lender who consents in writing to such forgiveness; or (h) release any Obligor from liability for any of the Obligations. No Lender shall be authorized to amend or modify any Note held by it, unless such amendment or modification is consented to in writing by all Lenders; provided, however, that the foregoing shall not be construed to prohibit an amendment or modification to any provision of this Agreement that may be effected pursuant to this
         SECTION 11.9 by agreement of Borrowers and the Required Lenders even though such an amendment or modification results in an amendment or modification of the Notes by virtue of the incorporation by reference in each of the Notes of this Agreement. The making of any Loans hereunder by any Lender during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default. Any waiver or consent granted by Lenders hereunder shall be effective only if in writing and then only in the specific instance and for the specific purpose for which it was given.



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         3. SUSPENSION OF CERTAIN TRANSACTIONS. Notwithstanding anything to the contrary contained in the Loan Agreement or any of the other Financing Agreements, unless otherwise consented to by Agents in writing after the date hereof, no Borrower nor any other Obligor shall: (i) make any Permitted Property Transfers (other than those consisting of Offshore Equipment so long as the aggregate value of such Permitted Property Transfers does not exceed $100,000), any Permitted Supplemental Investments, or any Permitted Affiliate Investments (other than up to $500,000 in the aggregate during the Forbearance Period under (and as defined in) the Forbearance Agreement); (ii) sell or otherwise dispose of any Property other than sales of Inventory in the ordinary course of business and sales or other dispositions of worn-out or obsolete Equipment to the extent permitted by the Loan Agreement and provided that the proceeds thereof are delivered to Collateral Agent for application to the Obligations; (iii) merge or otherwise consolidate with any other Person; (iv) change its name; or (v) open any new business location.

         4. REFERENCES TO BANKBOSTON, N.A. Effective March 1, 2000, Fleet National Bank merged into BankBoston, N.A. and BankBoston, N.A., the survivor of such merger, changed its name to Fleet National Bank. Wherever in the Loan Agreement or any of the other Financing Agreement reference is made to "BankBoston, N.A.," such reference shall be deemed to refer to "Fleet National Bank."

         5. RATIFICATION AND REAFFIRMATION. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Financing Agreements and all of such Borrower's covenants, duties, indebtedness and liabilities under the Financing Agreements.

         6. ACKNOWLEDGMENTS AND STIPULATIONS. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); as of the opening of business on May 11, 2000, the unpaid principal amount of the Revolving Loans totaled $44,938,508.50, and the aggregate principal balance owing under the Term Notes totaled $24,300,000; and the amount of all Letter of Credit Accommodations on and as of May 11, 2000, totaled $9,890,094.50, of which $8,056,903.00 represents Letter of Credit Accommodations in respect of the Bond Letter of Credit.

         7. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment and the Forbearance Agreement, that no Default or Event of Default exists on the date hereof other than the Stipulated Defaults under (and as defined in) the Forbearance Agreement; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or partnership action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof, except for (i) representations and warranties that speak as of a specified earlier date, which remain true and correct in all material respects as of such earlier date, and (ii) changes in facts and circumstances permitted by the terms of the Financing Agreements.

         8. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         9. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.



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         10. EXPENSES OF AGENTS AND LENDERS. Borrowers agrees to pay, ON DEMAND, all costs and expenses incurred by Agents and Lenders in connection with the preparation, negotiation and execution of this Amendment, the Forbearance Agreement, and any other Financing Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agents' and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         11. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agents and Lenders in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         13. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         14. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         15. FURTHER ASSURANCES. Borrowers agree to take such further actions as Agents and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         16. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         17. RELEASE OF CLAIMS. TO INDUCE AGENTS AND LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES EACH AGENT AND EACH LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF EACH AGENT AND EACH LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT ANY BORROWER NOW HAS OR EVER HAD AGAINST EITHER OR BOTH AGENTS OR ANY LENDER AND THAT ARISE OUT OF OR RELATE TO ANY ACT OR FAILURE TO ACT OF EITHER OR BOTH AGENTS OR ANY LENDER UNDER OR IN CONNECTION WITH ANY OF THE FINANCING AGREEMENTS. EACH BORROWER REPRESENTS AND WARRANTS TO AGENTS AND LENDERS THAT SUCH BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT SUCH BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST EITHER OR BOTH AGENTS OR ANY LENDER.


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

         18. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers, on the date first written above.

                                     DYERSBURG CORPORATION
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     DYERSBURG FABRICS INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     UNITED KNITTING, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     IQUE, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                    [Signatures continued on following page]

                                     ALAMAC KNIT FABRICS, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     AIH INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     DYERSBURG FABRICS LIMITED
                                     PARTNERSHIP, I

ATTEST:                              By:      DYERSBURG FABRICS INC., its sole
                                              General Partner

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     UNITED KNITTING LIMITED
                                     PARTNERSHIP, I

ATTEST:                              By:      UNITED KNITTING, INC., its sole
                                              General Partner

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                    [Signatures continued on following page]

                                     IQUE LIMITED PARTNERSHIP, I

ATTEST:                              By:    IQUE, INC., its sole General Partner

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                         Accepted:

                                         FLEET NATIONAL BANK, as Collateral
                                         Agent

                                         By: /s/ David Rich
                                             -----------------------------------
                                               Title: Vice President
                                                      -------------------------

                                         CONGRESS FINANCIAL CORPORATION
                                         (SOUTHERN), as Administrative Agent and
                                         a Lender

                                         By: /s/ Morris P. Holloway
                                             -----------------------------------
                                               Title: Senior Vice President
                                                      -------------------------

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as a Lender

                                         By: /s/ Patrick Aarons
                                             -----------------------------------
                                               Title: Vice President
                                                      -------------------------

                                         THE CIT GROUP/COMMERCIAL
                                          SERVICES, INC., as a Lender

                                         By: /s/ John Suchaniak
                                             -----------------------------------
                                               Title: Vice President
                                                      -------------------------

                                         MELLON BANK, N.A., as a Lender

                                         By: /s/ Steve Bellah
                                             -----------------------------------
                                               Title: Managing Director
                                                      -------------------------

                                         FLEET CAPITAL CORPORATION, as a
                                         Lender

                                         By: /s/ David Rich
                                             -----------------------------------
                                               Title: Vice President
                                                      -------------------------


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

                            CONSENT AND REAFFIRMATION

         Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Agents and Lenders hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Loan and Security Agreement; (ii) consents to Borrowers' execution and delivery thereof and of the other documents, instruments or agreements Borrowers agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation as of the date of such First Amendment to Loan and Security Agreement.

                                     DFIC, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     IQUEIC, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     UKIC, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]



                    [Signatures continued on following page]

                                     ALAMAC ENTERPRISES, INC.
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                     ALAMAC KNIT FABRICS LLC
ATTEST:

/s/ Paul L. Hallock                  By: /s/ William S. Shropshire, Jr.
--------------------------------         ---------------------------------------
PAUL L. HALLOCK                          WILLIAM S., SHROPSHIRE, JR.
Vice President-Finance and               Executive Vice President,
Assistant Secretary                      Chief Financial Officer, Secretary and
                                         Treasurer
         [CORPORATE SEAL]

                                    EXHIBIT F


                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrowers]


                                                        __________________, 20__


Congress Financial Corporation (Southern), as Administrative Agent 200 Galleria Parkway
Suite 1500
Atlanta, Georgia  30339
Attention: Office Head

Fleet National Bank, as Collateral Agent
200 Galleria Parkway
Suite 800
Atlanta, Georgia 30339
Attention: Mr. David Rich

         The undersigned, the chief financial officer of Dyersburg Corporation, Dyersburg Fabrics Limited Partnership, I, Dyersburg Fabrics Inc., United Knitting, Inc., United Knitting Limited Partnership, I, IQUE, Inc., IQUE Limited Partnership, I, Alamac Knit Fabrics, Inc. and AIH Inc. ("Borrowers"), gives this certificate to Agents in accordance with the requirements of SECTION 9.6 of that certain Loan and Security Agreement dated August 17, 1999, among Borrowers, Agents and the Lenders referenced therein (as at any time amended, the "Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                  1. Based upon my review of the balance sheets and statements of income of Borrowers and their Subsidiaries for the [Fiscal Year] [quarterly period] ending __________________, ____, copies of which are attached hereto, I hereby certify that:

                  (a)      Consolidated Adjusted Tangible Net Worth is
                           $____________;

                  (b)      Consolidated EBITDA is $___________;

                  (c)      Consolidated Fixed Charge Coverage Ratio is ____ to
                           1;

                  (d)      Excess Availability is $____________.

                  2. No Default exists on the date hereof, other than:
__________________ ________________________________________________ [if none, so state]; and

                  3. No Event of Default exists on the date hereof, other than __________ ____________________________________________________ [if none, so state].

                  4. As of the date hereof, Borrowers are current in their payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding any Borrower's failure to pay or delay in payment of any such rent or other charges.

                                       Very truly yours,



                                       ---------------------------------------
                                       Chief Financial Officer